Long-Term Debt	12 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

In December, 2011, we refinanced and redeemed our 5.75% Insured Quarterly Notes ($38,450,000) and 7% Debentures ($19,410,000) from the proceeds of a private debt financing. Under the Note Purchase and Private Shelf Agreement we issued $58,000,000 of Series A Notes, for which the purchasers paid 100% of the face principal amount. Unamortized debt expense of $1,896,000 related to the 5.75% Insured Quarterly Notes and 7% Debentures was reclassified from unamortized debt expense to regulatory assets on the accompanying Consolidated Balance Sheet. The $1,896,000 regulatory asset representing the loss on extinguishment of the 5.75% Insured Quarterly Notes and 7% Debentures, combined with $1,872,000 of unamortized loss on extinguishment of debt recognized from prior refinancings, will be amortized over the life of the 4.26% Series A Notes consistent with treatment approved by the Kentucky Public Service Commission.

Our Series A Notes are unsecured, bear interest at a rate of 4.26% per annum, which is payable quarterly, and mature on December 20, 2031.  We are required to make an annual $1,500,000 principal payment on the Series A Notes each December.  The following table summarizes the contractual maturities of our Series A Notes by fiscal year:

($000)
2015	1,500
2016	1,500
2017	1,500
2018	1,500
Thereafter	49,000
Total long-term debt	55,000

Any additional prepayment of principal by the Company may be subject to a prepayment premium which varies depending on the yields of United States Treasury securities with a maturity equal to the remaining average life of the Series A Notes.

We amortize debt issuance expenses over the life of the related debt using the effective interest method. At June 30, 2014 and 2013, the unamortized balance was $3,240,000 and $3,486,000, respectively. Loss on extinguishment of debt of $3,149,000 and $3,389,000 included in the above has been deferred as a regulatory asset and is being amortized over the term of the related debt consistent with regulatory accounting as further discussed in Note 1 of the Notes to Consolidated Financial Statements.

With our bank line of credit and Series A Notes, we have agreed to certain financial and other covenants.  Noncompliance with these covenants can make the obligations immediately due and payable. Our financial covenants include covenants related to our tangible net worth, total debt to capitalization ratio and fixed charge ratio. Additionally, the Company may not pay aggregate dividends on its capital stock (plus amounts paid in redemption of its capital stock) in excess of the sum of $15,000,000 plus the Company's cumulative earnings after September 30, 2011 adjusted for certain unusual or non-recurring items. We believe we were in compliance with the financial covenants under our bank line of credit and 4.26% Series A Notes for all periods presented in the Consolidated Financial Statements.

Furthermore, the agreement governing our 4.26% Series A Notes contains a cross-default provision which provides that we will be in default under the 4.26% Series A Notes if we are in default on any other outstanding indebtedness that exceeds $2,500,000.  Similarly, the loan agreement governing the bank line of credit contains a cross-default provision which provides that we will be in default under the bank line of credit if we are in default under our 4.26% Series A Notes and fail to cure the default within ten days of notice from the bank.